Exhibit 99.1

April 26, 2011

NEWS RELEASE

ENCOURAGING DRILL RESULTS CONTINUE

FROM EL GALLO & SURROUNDING DISCOVERIES

15 DRILLS NOW OPERATING

TORONTO, ONTARIO (April 26, 2011) US GOLD CORPORATION (NYSE: UXG) (TSX: UXG) is pleased to provide an exploration update on the El Gallo Project and two nearby discoveries, Palmarito and Haciendita, all located in Sinaloa State, Mexico. A total of 15 drills are now operating at the project, with $30 million budgeted for exploration in Mexico during 2011-2012.

Drill Assay Highlights

1)             El Gallo

•                  Infill drilling continues to meet its objective of upgrading inferred mineralization to the measured and indicated categories: 149.0 gpt silver over 7.2 m, 118.8 gpt silver over 12.6 m and 410.3 gpt silver over 3.0 m.

•                  Exploration drilling 300 m (985 ft) southeast of the El Gallo resource, has returned the deepest intersection of silver mineralization to date. Starting 240 m (790 ft) below surface, the hole returned: 131.2 gpt silver over 8.1 m, including 484.0 gpt silver over 1.0 m. This mineralization is believed to be the down-dip extension of the El Gallo deposit and opens up the possibility of additional resources at depth.

2)             Palmarito

•                  Drilling to expand and infill large gaps in the resource, where no inferred mineralization exists, has returned encouraging intersections: 184.6 gpt silver, 0.3 gpt gold over 25.9 m and 123.7 gpt silver, 0.6 gpt gold over 11.5 m. Mineralization from both holes starts less than 30 m (100 ft) below surface.

3)             Haciendita

•                  New lower grade, near surface discovery shows additional growth: 1.1 gpt gold, 30.3 gpt silver over 28.3 m,  1.8 gpt gold, 33.9 gpt silver over 17.9 m and 1.1 gpt gold, 13.5 gpt silver over 21.8 m. The discovery has now been traced over an area 125 m (410 ft) x 175 m (575 ft).

El Gallo Continuing Exploration Success

(Fig. 1, 2 and 3)

Recent drilling at El Gallo focused on upgrading inferred mineralization to the measured and indicated categories for the feasibility study due at year-end. Hole GAX-296, which intersected two encouraging zones, was completed in the east area of the deposit, where all the mineralization is classified as inferred. Since the last resource update (November 2010), exploration has been very successful at increasing the level of confidence associated with this mineralization. Results from the ongoing infill program will be incorporated into a new resource estimate. Additional expansion holes will be released in the coming weeks. Drill highlights are shown below:

Hole #	Silver	Length	From	Silver	Length	From
	(gpt)	(meters)	(meters)	(opt)	(feet)	(feet)

GAX-291	90.3	7.2	14.1	2.6	23.6	46.3
And	271.3	2.9	41.5	7.9	9.5	136.2
Including	1,410.0	0.5	43.9	41.1	1.6	144.0
And	410.3	3.0	65.6	12.0	9.8	215.2
Including	692.0	1.7	65.6	20.2	5.6	215.2

GAX-292	106.2	5.8	27.5	3.1	19.0	90.2
And	507.0	0.9	43.9	14.8	3.0	144.0
And	83.8	4.4	76.3	2.4	14.4	250.3
Including	453.0	0.5	77.1	13.2	1.6	253.0

GAX-296	149.0	7.2	27.3	4.3	23.6	89.6
Including	297.0	3.1	30.5	8.7	10.2	100.1
And	118.8	12.6	100.0	3.5	41.3	328.1
Including	441.8	2.3	101.8	12.9	7.5	334.0

Drilling Returns Deep Mineralization at El Gallo

(Fig. 1, 2 and 3)

Drilling 300 m (985 ft) southeast of the El Gallo resource has intersected the deepest occurrence of silver mineralization to date. Starting 240 m (790 ft) below surface, this mineralization is believed to be the continuation of the El Gallo deposit. This result is encouraging because it demonstrates the host rock is thickening to the east and southeast and that there is good potential to find additional resources below the currently planned pit design.

Hole #	Silver	Length	From	Silver	Length	From
	(gpt)	(meters)	(meters)	(opt)	(feet)	(feet)

GZX-007	131.2	8.1	237.9	3.8	26.6	780.5
Including	484.0	1.0	244.0	14.1	3.3	800.5

Exploration Builds on Palmarito Resource

(Fig. 1, 4, 5 and 6)

US Gold is currently carrying out an extensive drill program at Palmarito, consisting of 70 core holes. The purpose is to 1) expand the known mineralization, including the new Southwest Zone and, 2) infill large gaps in the resource, where no inferred mineralization exists.  All of the current drilling is focused on near surface, open pit mineralization.

Holes PMX-064, PMX-066, PMX-067 and PMX-070 focused on growing the size of the new Southwest Zone. These holes were successful, extending the mineralization to the south by 30 m (100 ft) and at depth by 30 m (100 ft). Holes PMX-069 and PMX-071 were drilled to infill gaps in the resource, with both encountering good intersections of mineralization. These holes should help grow the size of the resource and further reduce the low strip ratio (1:1.2) that was outlined in the Preliminary Economic Assessment. US Gold’s geologists believe there are promising extensional targets at Palmarito where additional near surface mineralization can be discovered.

Hole #	Silver	Gold	Length	From	Silver	Gold	Length	From
	(gpt)	(gpt)	(meters)	(meters)	(opt)	(opt)	(feet)	(feet)

PMX-063	171.2	0.3	3.0	27.1	5.0	0.01	9.8	88.9
Including	587.0	0.7	0.5	29.0	17.1	0.02	1.6	95.1

PMX-064	75.9	—	5.4	61.8	2.2	—	17.7	202.8

PMX-066	91.4	0.1	5.2	63.3	2.7	0.003	17.1	207.7

PMX-067	283.0	0.5	4.4	59.9	8.3	0.01	14.4	196.5

PMX-069	123.7	0.6	11.5	30.0	3.6	0.02	37.7	98.4

PMX-070	328.0	—	1.3	44.4	9.6	—	4.3	145.7

PMX-071*	184.6	0.3	25.9	0.0	5.4	0.01	85.0	0.0
Including	959.0	0.4	1.8	0.0	28.0	0.01	5.9	0.0
Including	948.0	1.6	1.2	16.6	27.7	0.05	3.9	54.5

*Sample 0.0 m-1.8 m was collared in historical stockpiled material that is included in the resource. This sample returned grades 450% higher than was modeled, possibly increasing the grade associated with this material.

Haciendita - New Discovery Showing Early Potential

(Fig. 1)

Haciendita is a new discovery that was announced on March 8, 2011. The two best holes from the initial ten returned 2.1 gpt gold, 31.1 gpt silver over 16.4 m and 1.0 gpt gold, 16.4 gpt silver over 34.1 m.  Follow up exploration has successfully extended the discovery to the northeast by 60 m (200 ft), where drilling continues to encounter wide intersections of mineralization. The discovery has now been traced over an area 125 m (410 ft) x 175 m (575 ft). The mineralization discovered to date is shallow, starting an average 30 m (100 ft) below surface.  An additional 10 holes have been completed with assays pending.

Hole #	Gold	Silver	Length	From	Gold	Silver	Length	From
	(gpt)	(gpt)	(meters)	(meters)	(opt)	(opt)	(feet)	(feet)

HCX-014	1.1	13.5	21.8	70.4	0.03	0.4	71.5	231.0
Including	4.0	43.0	2.8	72.0	0.12	1.3	9.2	236.2

HCX-015	1.8	33.9	17.8	62.2	0.05	1.0	58.4	204.1
Including	1.6	109.7	2.7	66.6	0.05	3.2	8.9	218.5
Including	5.6	18.3	2.0	75.3	0.16	0.5	6.6	247.0

HCX-016	1.1	30.3	28.3	27.8	0.03	0.9	92.8	91.2
Including	3.4	24.7	3.1	27.8	0.10	0.7	10.2	91.2
Including	2.6	104.6	4.1	52.0	0.08	3.1	13.5	170.6

ABOUT US GOLD (www.usgold.com)

US Gold’s objective is to qualify for inclusion in the S&P 500 by 2015. US Gold explores for gold and silver in the Americas and is advancing its El Gallo Project in Mexico and its Gold Bar Project in Nevada towards production. US Gold has a strong treasury with approximately $115 million in cash and gold and silver bullion. The Company’s shares are listed on the New York (NYSE) and the Toronto Stock Exchange (TSX) under the symbol UXG, trading 1.6 million shares daily during the past twelve months. US Gold’s shares are included in S&P/TSX and Russell indices and Van Eck’s Junior Gold Miners ETF.

This news release has been viewed and approved by John Read, CPG, US Gold’s consulting geologist, who is a Qualified Person as defined by National Instrument 43-101 and is responsible for program design and quality control of exploration undertaken by the Company at its Mexican exploration properties.

Samples from the core drilling were split on-site at the Company’s Magistral Mine property.  One quarter of the split drill core was shipped to ALS Chemex for sample preparation and analysis by 4-acid digestion with ICP determination for silver and fire assay for gold. Samples returning greater than 1500 ppm silver or 10 ppm gold were re-analyzed using gravimetric fire assay. Standards and blanks were inserted every 20 samples.

All holes were drilled with HQ bits and reduced to NTW where required. Samples were taken based on lithologic and/or mineralized intervals and vary in length. The true width of the mineral zone has not been determined.

Certain statements contained herein and subsequent oral statements made by and on behalf of the Company may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and include, without limitation, statements regarding the Company’s results of exploration, plan of business operations, potential contractual arrangements, receipt of working capital, anticipated revenues and related expenditures. Factors that could cause actual results to differ materially include, among others, those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”. Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

For further information contact:

Ian J. Ball	Mailing Address
Senior Vice-President	99 George Street, 3rd Floor
Tel: (647) 258-0395	Toronto, ON M5A 2N4
Toll Free: (866) 441-0690	E-mail: info@usgold.com
Fax: (647) 258-0408

Table 1. El Gallo District Drill Results: Core Holes Assays	April 26, 2011

Hole #	Silver	Gold	Length	From	Azimuth	Dip	Easting	Northing
	(gpt)	(gpt)	(meters)	(meters)

El Gallo
GAX-291	90.3	—	7.2	14.1	350°	-45°	212023	2843369
And	271.3	—	2.9	41.5
Including	1410.0	—	0.5	43.9
And	410.3	—	3.0	65.6
Including	692.0	—	1.7	65.6

GAX-292	106.2	—	5.8	27.5	350°	-60°	212050	2843159
And	507.0	—	0.9	43.9
And	83.8	—	4.4	76.3
Including	453.0	—	0.5	77.1

GAX-293	—	—	—	—	170°	-45°	211840	2843043

GAX-294	36.5	—	7.2	0.0	170°	-60°	211854	2842982

GAX-295	37.9	—	6.4	0.0	350°	-50°	212094	2843442
And	52.5	—	6.4	35.6
And	93.5	—	2.3	96.3

GAX-296	149.0	—	7.2	27.3	350°	-60°	212415	2843249
Including	297.0	—	3.1	30.5
And	118.8	—	12.6	100.0
Including	441.8	—	2.3	101.8

El Gallo Gold Zone
GZX-005	7.1	2.3	1.7	10.6	160°	-50°	212712	2842990

GZX-006	—	—	—	—	160°	-50°	212725	2843034

GZX-007	131.2	—	8.1	237.9	160°	-75°	212689	2842999
Including	484.0	—	1.0	244.0

Haciendita
HCX-011	—	—	—	—	250°	-60°	217402	2852198

HCX-012	34.8	1.1	1.1	59.2	250°	-55°	217460	2852076

HCX-013	23.7	0.9	5.0	65.6	250°	-50°	217486	2852049
Including	134.0	5.7	0.6	70.0

HCX-014	13.5	1.1	21.8	70.4	250°	-45°	217512	2852111
Including	43.0	4.0	2.8	72.0

HCX-015	33.9	1.8	17.8	62.2	250°	-50°	217531	2852163
Including	109.7	1.6	2.7	66.6
Including	18.3	5.6	2.0	75.3

HCX-016	30.3	1.1	28.3	27.8	250°	-50°	217492	2852180
Including	24.7	3.4	3.1	27.8
Including	104.6	2.6	4.1	52.0

Palmarito
PMX-060	84.7	—	2.2	91.8	100°	-55°	200979	2830446

PMX-061	—	—	—	—	100°	-50°	200975	2830499

Hole #	Silver	Gold	Length	From	Azimuth	Dip	Easting	Northing
	(gpt)	(gpt)	(meters)	(meters)

PMX-062	—	—	—	—	100°	-60°	200977	2830527

PMX-063	171.2	0.3	3.0	27.1	120°	-60°	200988	2830568
Including	587.0	0.7	0.5	29.0

PMX-064	75.9	—	5.4	61.8	290°	-60°	201021	2830335

PMX-065	103.5	0.2	2.5	67.7	290°	-70°	201001	2830305

PMX-066	91.4	0.1	5.2	63.3	290°	-70°	200996	2830290

PMX-067	283.0	0.5	4.4	59.9	290°	-75°	200975	2830268

PMX-068	46.1	0.5	2.2	27.0	180°	-75°	201159	2830640

PMX-069	123.7	0.6	11.5	30.0	180°	-75°	201196	2830646

PMX-070	328.0	—	1.3	44.4	280°	-70°	200957	2830231

PMX-071	184.6	0.3	25.9	0.0	180°	-45°	201220	2830602
Including	959.0	0.4	1.8	0.0
Including	948.0	1.6	1.2	16.6

Figure 1
El Gallo District - Location of Veins

April 2011

180000
190000
200000
210000
220000
230000
240000
250000
2880000
2870000
2860000
2850000
2840000
2830000
Haciendita
Proposed
Process Plant
El Gallo
El Gallo
Gold Zone
Palmarito
N
0 3 6
Miles
0 5 10
Km
Legend
US Gold Concessions
Mineralized Veins
Proposed Process
Facilities

## Figure 2
## El Gallo Mineralization: Plan (Aerial View)

April 2011

US★GOLD
212000
213000
Legend
Indicated
Measured
Inferred
El Gallo Gold Zone
April 2011 Core Hole
GZX-005 = Drill Hole #
GAX-291
GAX-295
GAX-292
GAX-296
GZX-006
GZX-007
GZX-005
GAX-294
GAX-293
El Gallo
Gold Zone
2843000
2843000
0
500
Meters
N
0
1,500
Feet
212000
213000

# Figure 3
## El Gallo Long Sectional View

April 2011

NW
SE
Surface
300 Elev
200 Elev
100 Elev
0 Elev
PEA Pit Design
$18 Silver Price
Potential Extension
300 m (985 ft)
131 gpt Ag / 8.1 m
Incl. 484 gpt Ag / 1.0 m
GZX-007
Legend
Measured Resources
Indicated Resources
Inferred Resources
Core Hole
GZX-007 = Drill Hole #
165 ft
50 m

US★GOLD

# Figure 4
## Palmarito Mineralization: Plan (Aerial View)

April 2011

Legend
Indicated
Measured
Inferred
April 2011 Core Hole
PMX-060 = Drill Hole #
200200
200600
201000
201400
201800
2830800
2830400
2830000
2829600
Cross Section - Figure 6
Cross Section - Figure 5
PMX-069
PMX-068
PMX-063
PMX-062
PMX-061
PMX-060
PMX-071
PMX-064
PMX-065
PMX-066
PMX-067
PMX-070

US★GOLD

# Figure 5
## Palmarito Cross Sectional View (Section Number: PAL North 11)

April 2011

SW
184.6 gpt Ag, 0.3 gpt Au/25.9m
NE
150 Elev
150 Elev
Surface
100 Elev
100 Elev
Resource Gap
PMX-071
50 Elev
50 Elev
Resource Gap
0 Elev
0 Elev
Legend
Measured Resources
Indicated Resources
Inferred Resources
Core Hole
PMX-071 = Drill Hole ID
165 ft
50 m

US★GOLD

# Figure 6
## Palmarito Cross Sectional View (Section Number: PAL North 12)

April 2011

SW
NE
123 gpt Ag, 0.6 gpt Au / 11.5 m
Barren Hole
Surface
150 Elev
100 Elev
50 Elev
0 Elev
Resource Gap
Resource Gap
PMX-069
PMX-030
Legend
Measured Resources
Indicated Resources
Inferred Resources
Core Hole
PMX-069 = Drill Hole ID
165 ft
50 m